UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2004

WINLAND ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18393 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
Letter to Shareholders

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1 Letter to Shareholders

Item 12. Disclosure of Results of Operations and Financial Condition.

     On May 19, 2004, Winland Electronics, Inc. sent a letter to shareholders with respect to 2004 first quarter results. The full text of the letter to shareholders is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2004

WINLAND ELECTRONICS, INC.
By:	/s/ Jennifer A. Thompson
Jennifer A. Thompson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:

May 19, 2004	0-18393

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM
99.1	Letter to Shareholders